Supplement dated September 8, 2014 to the

PNC Money Market Funds Class A and Class C Shares Prospectus

dated September 30, 2013

This Supplement provides new and additional information relating to PNC Money Market Funds beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

On August 28, 2014 the Board of Trustees of PNC Funds approved plans of liquidation for each of PNC Pennsylvania Tax Exempt Money Market Fund and PNC Ohio Municipal Money Market Fund (collectively, the “Funds”), with such liquidations to take place on or about October 8, 2014 (the date of such liquidation, the “Liquidation Date”).  Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on that date.  Each shareholder of the Fund on the Liquidation Date shall be entitled to receive his or her pro rata share of the remaining assets of the Fund attributable to the class of shares held, after all expenses and liabilities of the Fund have been paid or otherwise provided for.  In addition, the Funds may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate or reduce Fund-level taxes. For federal income tax purposes, the payment of liquidation proceeds will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes.  As soon as reasonably practicable after the Liquidation Date, each Fund expects to distribute its liquidation proceeds.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus.

Effective as of the close of business on September 12, 2014, the Class A Shares of the Funds will no longer be available for purchase except pursuant to the Funds’ dividend reinvestment plans and in connection with sweep programs sponsored or offered by certain financial intermediaries.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMAC-0914

Supplement dated September 8, 2014 to the

PNC Money Market Funds Class I and Class T Shares Prospectus

dated September 30, 2013

This Supplement provides new and additional information relating to PNC Money Market Funds beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

On August 28, 2014 the Board of Trustees of PNC Funds approved plans of liquidation for each of PNC Pennsylvania Tax Exempt Money Market Fund and PNC Ohio Municipal Money Market Fund (collectively, the “Funds”), with such liquidations to take place on or about October 8, 2014 (the date of such liquidation, the “Liquidation Date”).  Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on that date.  Each shareholder of the Fund on the Liquidation Date shall be entitled to receive his or her pro rata share of the remaining assets of the Fund attributable to the class of shares held, after all expenses and liabilities of the Fund have been paid or otherwise provided for.    In addition, the Funds may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate or reduce Fund-level taxes. For federal income tax purposes, the payment of liquidation proceeds will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes.  As soon as reasonably practicable after the Liquidation Date, each Fund expects to distribute its liquidation proceeds.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus.

Effective as of the close of business on September 12, 2014, the Class I and Class T Shares of the Funds will no longer be available for purchase except pursuant to the Funds’ dividend reinvestment plans and in connection with sweep programs sponsored or offered by certain financial intermediaries.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMIT-0914